Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt
Debt
Receivables Facility
The Company has the Receivables Facility, an accounts receivable securitization facility, with a committed balance of $400 million, although from time-to-time, the available amount of the Receivables Facility may be less than $400 million based on accounts receivable concentration limits and other eligibility requirements. In January 2015, the Receivables Facility was amended and restated, and its maturity was extended through January 2018.

Under the terms of the Receivables Facility, our subsidiary, MPI, sells certain accounts receivable to Mylan Securitization LLC (“Mylan Securitization”) a wholly owned special purpose entity which in turn sells a percentage ownership interest in the receivables to financial institutions and commercial paper conduits sponsored by financial institutions. MPI is the servicer of the receivables under the Receivables Facility. Purchases under the Receivables Facility will be repaid as accounts receivable are collected, with new purchases being advanced as new accounts receivable are originated by MPI. Mylan Securitization’s assets have been pledged to the agent in support of its obligations under the Receivables Facility.

Any amounts outstanding under the facility will be recorded as a secured loan and the receivables underlying any borrowings will continue to be included in accounts receivable, net, in the Consolidated Balance Sheets of the Company.

The Receivables Facility contains requirements relating to the performance of the accounts receivable and covenants related to the Company. If we do not comply with the covenants under the Receivables Facility, our ability to use the Receivables Facility may be suspended and repayment of any outstanding balances under the Receivables Facility may be required.

As of December 31, 2014, the Consolidated Balance Sheets include $1.07 billion of accounts receivable balances sold to Mylan Securitization, as well as $325 million of short-term borrowings. The interest rate on borrowings under this facility was approximately 0.93% at December 31, 2014. As of December 31, 2013, the Consolidated Balance Sheets include $723.1 million of accounts receivable balances sold to Mylan Securitization, as well as $374 million of short-term borrowings. The interest rate on borrowings under this facility was approximately 0.93% at December 31, 2013.

Long-Term Debt
A summary of long-term debt is as follows:

(In millions)	Coupon	December 31, 2014	December 31, 2013
2014 Term Loan		$800.0	$—
Revolving Facility		—	60.0
Cash Convertible Notes	3.750%	2,405.6	1,828.3
2016 Senior Notes (a)	1.800%	500.2	499.2
2016 Senior Notes (b)	1.350%	499.8	499.7
2018 Senior Notes (c)	2.600%	649.0	648.8
2018 Senior Notes (d)	6.000%	—	811.4
2019 Senior Notes (a)	2.550%	499.0	498.8
2020 Senior Notes (e)	7.875%	1,010.5	1,012.0
2023 Senior Notes (a)	3.125%	779.1	733.2
2023 Senior Notes (f)	4.200%	498.2	498.1
2043 Senior Notes (f)	5.400%	497.0	496.9
Other		0.1	0.1
		8,138.5	7,586.5
Less current portion		2,405.7	—
Total long-term debt		$5,732.8	$7,586.5

____________

(a)
Instrument is callable by the Company at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.20% plus, in each case, accrued and unpaid interest.

(b)
Instrument is callable by the Company at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.125% plus, in each case, accrued and unpaid interest.

(c)
Instrument is callable by the Company at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.30% plus, in each case, accrued and unpaid interest.

(d)	Instrument was redeemed by the Company on November 15, 2014 at a redemption price of 103.000% of the principal amount.

(e)
Instrument is callable by the Company at any time at any time prior to July 15, 2015 at 100% of the principal amount plus the greater of 1% of the principal amount and the excess over the principal of the present value of 103.938% of the principal amount plus all scheduled interest payments from the call date through July 15, 2015 discounted at the U.S. Treasury rate plus 0.50% plus accrued and unpaid interest. Instrument is callable by the Company at any time on or after July 15, 2015 at the redemption prices set forth in the Indenture dated May 19, 2010, plus accrued and unpaid interest.

(f)
Instrument is callable by the Company at any time at the greater of 100% of the principal amount or the sum of the present value of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.25% plus, in each case, accrued and unpaid interest.

Senior Credit Facilities
In December 2014, the Company entered into a new Revolving Credit Agreement with a syndication of lenders, which contains a $1.5 billion revolving facility (the “New Revolving Facility”), which expires in December 19, 2019. The New Revolving Facility includes a $150 million subfacility for the issuance of letters of credit and a $125 million subfacility for swingline borrowings. The interest rate on borrowings under the New Revolving Facility at December 31, 2014 was LIBOR plus 1.325% per annum. The New Revolving Facility has a facility fee which is 0.175%. At December 31, 2014, the Company had no amounts outstanding under the New Revolving Facility. In December 2014, in connection with its entry into the New Revolving Facility, the Company terminated the credit agreement entered into in June 2013 (the “June 2013 Credit Agreement”).

The New Revolving Facility contains customary affirmative covenants for facilities of this type, including among others, covenants pertaining to the delivery of financial statements, notices of default and certain material events, maintenance of corporate existence and rights, business, property, and insurance and compliance with laws, as well as customary negative covenants for facilities of this type, including limitations on the incurrence of subsidiary indebtedness, liens, mergers and certain other fundamental changes, investments and loans, acquisitions, transactions with affiliates, payments of dividends and other restricted payments and changes in our lines of business. The New Revolving Facility also contains a maximum consolidated leverage ratio financial covenant.

In December 2014, the Company entered into a new Term Credit Agreement with a syndicate of banks which provided an $800 million term loan (the “2014 Term Loan”). The 2014 Term Loan matures on December 19, 2017 and has no required amortization payments. The 2014 Term Loan may be voluntarily prepaid without penalty or premiums. The proceeds of the 2014 Term Loan were used for working capital expenditures and to repay the outstanding borrowings under the June 2013 Credit Agreement. Borrowings under the June 2013 Credit Agreement were used to fund the redemption of the November 2018 Senior Notes. As of December 31, 2014, the 2014 Term Loan currently bears interest at LIBOR plus 1.375% per annum. The 2014 Term Loan contains similar covenants to the New Revolving Facility. The Company was in compliance with all covenants under its various debt agreements as of December 31, 2014.

In June 2013, in connection with its entry into the June 2013 Senior Credit Agreement, the Company terminated the credit agreement entered into in November 2011 (the “November 2011 Credit Agreement”) and incurred a pre-tax charge of approximately $8.7 million related to the write-off of deferred financing fees, which was included in other expense (income), net, in the Consolidated Statements of Operations.

Senior Notes
Senior Notes issued November 2013

In November 2013, the Company issued $500 million aggregate principal amount of 1.350% Senior Notes due November 2016, $500 million aggregate principal amount of 2.550% Senior Notes due March 2019, $500 million aggregate principal amount of 4.200% Senior Notes due November 2023 and $500 million aggregate principal amount of 5.400% Senior Notes due November 2043 (collectively, the “November 2013 Senior Notes”) in a registered offering pursuant to an effective Registration Statement on Form S-3 filed with the Securities and Exchange Commission (“SEC”). The November 2013 Senior Notes were issued pursuant to an indenture dated as of November 29, 2013 (the “Base Indenture”) and the first supplemental indenture dated as of November 29, 2013, both of which were entered into by and between the Company and The Bank of New York Mellon as trustee. Interest payments on the November 2013 Senior Notes are due semi-annually in arrears on May 29th and November 29th of each year beginning May 29, 2014 except in the case of the 2.550% Senior Notes due 2019 where interest payments are due semi-annually in arrears on March 28th and September 28th of each year beginning March 28, 2014.

The Company may redeem the 4.200% Senior Notes due in 2023 and the 5.400% Senior Notes due 2043 at any time on or after three months prior to their maturity in the case of the 4.200% Senior Notes due in 2023 and six months prior to their maturity in the case of the 5.400% Senior Notes due in 2043, at a redemption price equal to 100% of the principal amount of the 4.200% November 2023 Senior Notes or 5.400% November 2043 Senior Notes, as the case may be, to be redeemed, plus in each case accrued and unpaid interest up to, but excluding the redemption date.

The net proceeds from the offering were used to fund the acquisition of Agila and for general corporate purposes, including, but not limited to, the repayment of short-term borrowings and funding of the October 2013 share repurchase program. The outstanding balance under the November 2013 Senior Notes at December 31, 2013 was $1.99 billion, which includes a discount of $6.5 million.

Senior Notes issued June 2013

In June 2013, the Company issued $500 million aggregate principal amount of 1.800% Senior Notes due 2016 and $650 million aggregate principal amount of 2.600% Senior Notes due June 2018 (collectively, the “June 2013 Senior Notes”). These notes are the Company’s senior unsecured obligations and were issued to qualified institutional buyers in accordance with Rule 144A and to persons outside of the U.S. pursuant to Regulation S under the Securities Act in a private offering exempt from the registration requirements of the Securities Act. The June 2013 Senior Notes were issued pursuant to an indenture dated as of June 25, 2013 entered into by and between the Company and The Bank of New York Mellon as trustee. Interest payments on the June 2013 Senior Notes are due semi-annually in arrears on June 24th and December 24th of each year beginning December 24, 2013.

In June 2013 and in connection with the offering of the June 2013 Senior Notes, the Company entered into a registration rights agreement with the initial purchasers of the Notes. Pursuant to the registration rights agreement, the Company was obligated to use commercially reasonable efforts (1) to file a registration statement with respect to an offer to exchange the June 2013 Senior Notes (the “exchange offer”) for new notes with the same aggregate principal amount and terms substantially identical in all material respects and (2) to cause the exchange offer registration statement to be declared effective by the SEC under the Securities Act. The Company filed a registration statement with the SEC, which was declared effective on January 31, 2014 and the exchange offer was completed on March 4, 2014. Net proceeds from the June 2013 Senior Notes were used to repay all of its outstanding $1.13 billion in 2011 Term Loans under the November 2011 Credit Agreement and for general corporate purposes.

At December 31, 2014, the $500.2 million of 1.800% Senior Notes due 2016 debt is net of a $0.2 million discount and a fair value adjustment of $0.4 million associated with the termination of related interest rate swaps.

November 2018 Senior Notes Redemption

On November 15, 2014, the Company redeemed all of its outstanding 6.000% Senior Notes due 2018 pursuant to their terms for a total of $824.0 million, including a $24.0 million redemption premium. The Company recorded a pre-tax charge of approximately $33.3 million during the fourth quarter of 2014 related to the redemption of the 6.000% Senior Notes due 2018, comprised of the redemption premium and the write-off of deferred financing fees, which is included in other expense (income), net, in the Consolidated Statements of Operations. The redemption of the 6.000% Senior Notes due 2018 was funded through borrowings under the revolving facility of the June 2013 Credit Agreement.

In November 2014 in conjunction with the redemption of the 6.000% Senior Notes due 2018, the Company’s counterparties exercised their right to terminate certain swaps on a portion of the 6.000% Senior Notes due 2018. As a result the Company received a payment of approximately $15 million related to the swap termination. The termination gain is included in other expense (income), net, in the Consolidated Statements of Operations.

July 2017 Senior Notes Redemption

On July 18, 2013, the Company redeemed all of its outstanding 7.625% Senior Notes due 2017 pursuant to their terms for a total of $608.8 million, including a $58.8 million redemption premium. The Company recorded a pre-tax charge of approximately $63.9 million during the fourth quarter of 2013 related to the redemption of the 7.625% Senior Notes due 2017, comprised of the redemption premium and the write-off of deferred financing fees, which was included in other expense (income), net, in the Consolidated Statements of Operations. The redemption of the 7.625% Senior Notes due 2017 was funded through borrowings under the revolving facility of the June 2013 Credit Agreement.

Cash Convertible Notes
In 2008, Mylan issued $575 million aggregate principal amount of Cash Convertible Notes due 2015. The Cash Convertible Notes bear stated interest at a rate of 3.75% per year and an effective interest rate of 9.5%. The effective interest rate is based on the rate for a similar instrument that does not have a conversion feature. The Cash Convertible Notes are not convertible into our common stock or any other securities under any circumstance. In connection with the consummation of the Transaction, the Company and New Mylan executed a supplemental indenture that amended the indenture governing the Cash Convertible Notes so that, among other things, all relevant determinations for purposes of the cash conversion rights to which holders may be entitled from time-to-time in accordance with such indenture shall be made by reference to the New Mylan ordinary shares.

On September 15, 2008, concurrent with the sale of the Cash Convertible Notes, Mylan entered into convertible note hedge and warrant transactions with certain counterparties. Pursuant to the warrant transactions, the Company sold to the counterparties warrants to purchase in the aggregate up to approximately 43.2 million shares of Mylan common stock, subject to certain anti-dilution adjustments, which under most circumstances represents the maximum number of shares to which the Cash Convertible Notes relate (based on the conversion reference rate at the time of issuance). The sold warrants had an exercise price of $20.00 and will be net share settled, meaning that Mylan will issue a number of shares per warrant corresponding to the difference between its share price at each warrant expiration date and the exercise price. The warrants meet the definition of derivatives under the guidance in ASC 815; however, because these instruments have been determined to be indexed to the Company’s own stock and meet the criteria for equity classification under ASC 815-40, the warrants have been recorded in shareholders’ equity in the Consolidated Balance Sheets.

In the third quarter of 2011, the Company entered into amendments with the counterparties to exchange the original warrants with an exercise price of $20.00 (the “Old Warrants”) for new warrants with an exercise price of $30.00 (the “New Warrants”). Approximately 41.0 million of the Old Warrants were exchanged in the transaction. All other terms and settlement provisions of the Old Warrants remain unchanged in the New Warrants.

In connection with the consummation of the Transaction, the terms of the convertible note hedge were adjusted so that the settlement value will be based on New Mylan ordinary shares. The terms of the warrant transactions were also adjusted so that, from and after the consummation of the Transaction, we may settle the obligations under the warrant transaction by delivering New Mylan ordinary shares.

Below is the summary of the components of the Cash Convertible Notes:

(In millions)	December 31, 2014	December 31, 2013
Outstanding principal	$573.1	$574.0
Equity component carrying amount	1,853.5	1,303.3
Unamortized discount	(21.0)	(49.0)
Net debt carrying amount (a)	$2,405.6	$1,828.3
Purchased call options (b)	$1,853.5	$1,303.3

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(a)
As of December 31, 2014 and December 31, 2013, the cash convertible notes were classified as current portion of long-term debt and other long-term obligations and long-term debt, respectively, on the Consolidated Balance Sheets.

(b)	As of December 31, 2014 and December 31, 2013, purchased call options were classified as prepaid expenses and other current assets and other assets, respectively, on the Consolidated Balance Sheets.

As adjusted in connection with the consummation of the Transaction, holders may convert their notes subject to certain conversion provisions including (i) during any quarter if the closing price of New Mylan’s ordinary shares exceeds 130% of the respective conversion price per share during a defined period at the end of the previous quarter; (ii) during a defined period following five consecutive trading days in which the trading price per $1,000 principal amount was less than 98% of the product of the closing price of New Mylan’s ordinary shares on such day and the applicable conversion reference rate; (iii) if New Mylan makes specified distributions to holders of New Mylan’s ordinary shares including sales of rights or common stock on a preferential basis, certain distribution of assets or other securities or rights to all holders of New Mylan’s ordinary shares or certain transactions resulting in substantially all shares of New Mylan’s ordinary shares being converted into cash, securities or other property; or (iv) upon a certain business combinations or if New Mylan’s ordinary shares cease to be traded on a major U.S. stock exchange.

In connection with the consummation of the Transaction, the Company and New Mylan executed a supplemental indenture that amended the indenture governing the Cash Convertible Notes so that, among other things, all relevant determinations for purposes of the cash conversion rights to which holders may be entitled from time-to-time in accordance with such indenture shall be made by reference to the New Mylan ordinary shares.

As of December 31, 2014, because the closing price of our common stock for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day in the December 31, 2014 period, was more than 130% of the applicable conversion reference price of $13.32, the $573.1 million of Cash Convertible Notes was currently convertible. Although the Company’s experience is that convertible debentures are not normally converted by investors until close to their maturity date, it is possible that some debentures could be converted prior to their maturity date if, for example, a holder perceives the market for the debentures to be weaker than the market for the common stock. Upon an investor’s election to convert, the Company is required to pay the full conversion value in cash. Should holders elect to convert, the Company intends to draw on its New Revolving Facility to fund any principal payments. The amount payable per $1,000 notional bond would be calculated as the product of (1) the conversion reference rate (currently 75.0751) and (2) the average Daily Volume Weighted Average Price per share of common stock for a specified period following the conversion date. Any payment above the principal amount is matched by a convertible note hedge.

Fair Value
At December 31, 2014 and December 31, 2013, the fair value of the Senior Notes was approximately $5.03 billion and $5.85 billion, respectively. At December 31, 2014 and December 31, 2013, the fair value of the Cash Convertible Notes was approximately $2.42 billion and $1.88 billion, respectively. The fair values of the Senior Notes and Cash Convertible Notes were valued at quoted market prices from broker or dealer quotations and were classified as Level 2 in the fair value hierarchy. Based on quoted market rates of interest and maturity schedules for similar debt issues, the fair values of the 2014 Term Loan and New Revolving Facility, determined based on Level 2 inputs, approximate their carrying values at December 31, 2014 and December 31, 2013.

Mandatory minimum repayments remaining on the outstanding long-term debt at December 31, 2014, excluding the discounts, premium and conversion features, are as follows for each of the periods ending December 31:

(In millions)	Total
2015	$573
2016	1,000
2017	800
2018	650
2019	500
Thereafter	2,750
Total	$6,273